2015 Annual Meeting of Shareholders
June-4-2015

Exhibit 99.2

TREDEGAR CORPORATION
2015 Annual Meeting of Shareholders
June-4-2015

Greg Williams: Good morning. I’m Greg Williams, Chairman of the Board of Tredegar Corporation. Welcome to the 26th annual meeting of shareholders. This is being webcast today, so I’d also like to welcome any one of those who are listening to it via web.

Before I begin with the business items, I’d like to introduce my colleagues on the Board of Directors, all of whom are here today. Please stand for a moment as I call your name: Don Cowles, George Freeman, John Gottwald, Bill Gottwald, George Newbill, Ken Newsome, Tom Snead, Carl Tack, and Nancy Taylor.

Today’s agenda, I’ll move quickly through the business items, then I’ll ask Nancy Taylor and our Senior Management to present the management report. We’ll conclude with questions from the audience. Please note the proper notice of the meeting was given and that the minutes of last year’s meeting are available at the secretary’s desk. Tredegar has appointed Mr. David Dietrich as Inspector of Election, and he has reported that a quorum exists. The Inspector of Election has presented me with copies of the Notice of Annual Meeting, the proxy statement, and the form of proxy, together with proof by affidavit of the mailing on April 30, 2015 to each shareholder of record as of the close of business on April 17, 2015. The Inspector of Election has also presented me with a list of Tredegar’s shareholders entitled to vote at this meeting as of the record date. This list has been on

2015 Annual Meeting of Shareholders
June-4-2015

file at the principal office of Tredegar for inspection during normal business hours since May 8 and will be available for inspection throughout this meeting at the secretary’s desk.

The polls are now open for voting. Any shareholder who has given his or her proxy does not need to vote in person, but may do so if he or she desires. For those who want to vote in person, please raise your hands so that we can get you a ballot, and would the Inspector of Election please distribute ballots to any shareholder desiring to vote in person at this meeting.

There are three items of business at the annual meeting. The first item of business is the election of Directors. There are three Directors nominated for election today: George Freeman, Chief Executive Officer of Universal Corporation; William Gottwald, Vice Chairman of Tredegar Corporation; and me, Greg Williams, President of CCA Financial Services.

The second item of business is a non-binding advisory vote on the compensation paid by Tredegar to our named executive officers. This matter is often referred to as a say-on-pay vote.

The third and final item of business is a ratification of the appointment of PricewaterhouseCoopers LLP as Tredegar’s independent registered public accounting firm for fiscal year 2015. Mr. Jay Payne, a representative of PricewaterhouseCoopers is here and available for questions. Jay, would you stand? Does anyone have any questions for PricewaterhouseCoopers? Are there any ballots that need to be collected? Polls are now closed for voting. David is really fast at this stuff.

Is the Inspector ready to report on the vote?

2015 Annual Meeting of Shareholders
June-4-2015

David Dietrich: Yes, Mr. Chairman. Each Director nominated to serve as a Class II Director until the term expiring in 2018 received a majority of the votes cast in favor. The non-binding advisory vote on the compensation paid to the named executive officers received a majority of the votes cast in favor. The ratification of PricewaterhouseCoopers LLC as the independent public accounting firm received a majority of the votes cast in favor.

Greg Williams: Thank you, David. Based on the Inspector’s report, I hereby declare that each of the nominees for election as Directors has been elected. The named executive officers have been approved. The non-binding advisory resolution on the compensation paid by Tredegar--sorry, two named executive officers has been approved, and the appointment of PricewaterhouseCoopers as Tredegar’s independent registered public accounting firm for fiscal year 2015 has been ratified. I also declare the business portion of the meeting adjourned.

I’ll now turn the meeting over to Nancy Taylor. Nancy?

Nancy Taylor: Good morning, and let me offer my warm welcome to Tredegar Corporation’s annual meeting of shareholders. Thank you for your interest in Tredegar.

I’d like to start off this morning by introducing you to a couple of our senior leaders, so I’ll ask them to stand as I introduce them: Mary Jane Hellyar, President of Tredegar Film Products; Brook Hamilton, President of Bonnell, our aluminum extrusion division; and Kevin O’Leary, our Chief Financial Officer.

2015 Annual Meeting of Shareholders
June-4-2015

Given the timing of this year’s annual meeting, we’re going to break with tradition and skip the financial review today as 2014 year-end results and first quarter 2015 results are old news at this point, so you won’t be hearing from Kevin today, and you won’t be hearing too much from me today, as we thought that today’s meeting was an excellent opportunity for our two division presidents, Mary Jane Hellyar and Brook Hamilton, to speak to you all about their businesses. In other words, I’m letting them do the heavy lifting today.

As Mary Jane and Brook present, you’ll hear some common themes. Both of our businesses are leaders in attractive markets, markets that are growing. We’ve invested to put capacity and capability in place to capture growth in those markets, and as such Tredegar is poised for earnings growth and cash flow generation.

Let me quickly review the agenda for the rest of the meeting. Mary Jane will present an update on our film products business, followed by Brook who will cover Bonnell. I’ll make a few summary comments and then I’ll hand the meeting back to Greg for a special presentation, and then we’ll conclude by opening up the meeting for questions.

Okay, so there’s just one more thing standing between you and Mary Jane. Please keep in mind two important things. We can’t predict the future, so if we make any comments that sound as if we can, that’s not our intention; and please refer to the documents on our website that reconcile any non-GAAP financial measures that we discuss today. Thank you.

2015 Annual Meeting of Shareholders
June-4-2015

Now, I’ll turn it over to Mary Jane.

Mary Jane Hellyar: Thank you, Nancy, and good morning. This morning I’m pleased to give you an update on our films business and our strategies for growth. They are grounded in the primary strengths of the business. First is our reputation as a technology innovator in our markets. Second is our history of operational excellence. We have a broad global footprint that provides local supply to the highest quality standards, supported with first-rate customer service and worldwide technical support. And maybe most importantly, we have long-term, deep relationships with some of the most demanding customers in the world, and we participate in markets that are growing and have positive market dynamics, all of which provides films with positive momentum for the second half of 2015 and beyond.

Let me give you a snapshot of the growth strategies in each of our businesses. Volume growth in flexible packaging is essentially to our overall films growth strategy. As previously communicated, we successfully started up our new manufacturing line in Brazil in September of 2014. Since that time, we’re very pleased with the performance of the line, and in fact its ramp-up is several months ahead of schedule.

While film sales volumes are tracking well ahead of last year, they are short of our internal growth plans as we find ourselves in the midst of an all-time low in global capacity utilization for polyester film, and increased economic uncertainty in Brazil, our largest and most profitable market. Given the global demand growth for flexible packaging films, we’re confident that the excess capacity

2015 Annual Meeting of Shareholders
June-4-2015

will be significantly absorbed over the next several years and we remain convinced that the mid to long-term fundamentals of this business are attractive.

As we wait for the market to recover, we’re continuing to focus on increasing our added value with our customers by growing our mix of value-added innovative products, by capitalizing on our position as the only local supplier in Brazil with short lead times and strong customer service, and by increasing our distribution in Latin American export markets, and our efforts are paying off. We’re winning new business and we’re growing our share in Brazil and Argentina and other key Latin American markets, and we’re competing with pricing discipline. We will not just buy market share at the expense of margins.

We recently received official notification that Brazil has published final anti-dumping duties against imports from China, India, and Egypt. While this is very good news for Tredegar in the long run, we’ll need to see what market impact it has in the short term. We’re also aggressively driving operational productivity and strict cost control across the business. We’ve reduced our headcount in Cabo, Brazil by 10% and have reduced our purchase services and supply, all of which will help mitigate volume softness. So, while the near term market dynamics are challenging, we’re confident that global demand growth for flexible packaging film will absorb the excess capacity, and both growth and profitability will significantly accelerate. We made a strategic investment and are convinced that it will be a good one for us.

Now, moving to our personal care business, which has been the core of Tredegar Film almost from the beginning. Today we have relationships with all the global and regional customers in the market

2015 Annual Meeting of Shareholders
June-4-2015

and are the manufacturing partner of choice for the vast majority of them. Over the years, we’ve grown with our customers, using our broad geographic footprint to provide local supply of products around the globe. In short, we are dedicated to delivering high performance, consistent products that our customers can count on every day.

But just as our customers become more global, so does our competition, and we continue to aggressively improve our costs. Most of our growth will come from outside North America: from Brazil, India, Eastern Europe, and the Middle East. Our recent line additions for personal care into our India and Sao Paulo plants will support competitive local manufacturing to meet our customers’ growing demand.

Beyond operational excellence, winning with our personal care customers requires that we have the right products to serve an expanding customer base. Market needs are changing more quickly, and we’re committed to playing an important role in our customers’ success as they respond to consumer preference. Over the last few years, we’ve been actively building an innovation process that begins with a more intense assessment of our customers’ needs in order to improve our success rate and cycle time in developing innovative, differentiated products. In personal care, we’ve seen important wins in elastics and in acquisition distribution layers.

Elastic films and laminates are used in baby care and adult incontinence applications, both of which are showing good growth driven by increased consumer need for comfort and fit. We recently introduced a new FlexAire product that is receiving strong market acceptance and is becoming a platform for future innovation and growth. We’re developing a unique new acquisition distribution

2015 Annual Meeting of Shareholders
June-4-2015

layer for baby care that enhances fluid handling performance and offers the potential to significantly reduce overall diaper costs. The initial customer response is positive, and we’re anticipating strong market acceptance over the next several years. While we remain vigilant with some near-term revenue challenges driven by weakening of the euro and certain customer product transitions, improvements to our innovation process and their translation into some meaningful customer wins are providing an important tailwind for future growth in personal care.

The underlying market dynamics are strong for surface protection films, with 6% annual growth projected for the display industry. LCD TVs continue to drive area growth as screen size increases by roughly one inch per year, and area growth is good for us. Today, our films are used throughout the display stack to protect layers that include highly engineered optical films, and we’re developing new products to penetrate additional layers and to grow our share. Industry trends continue to drive toward higher performance, brighter, thinner displays with improved resolution, all of which drive the need for higher quality surface protection films. Today, Tredegar’s films win in the market because we have the highest quality in the industry as well as a reputation for innovation and reliable supply, and we’re continuing to raise the bar on quality in order to maintain our lead against the competition.

One of the recent strong successes in Tredegar product innovation comes from PEARL, a new quality-leading surface protection film. In response to a customer need for a threefold increase in quality, PEARL surface protection film was developed in record time and has become the industry benchmark for quality and a significant contributor to margin growth. Leveraging the success of PEARL, we are also developing new products to meet future quality requirements and emerging

2015 Annual Meeting of Shareholders
June-4-2015

opportunities, including the touch panel segment. With the start-up of our new state-of-the-art surface protection line in Guangzhou, China in April this year, we’ll have the capability to manufacture the highest performance films locally in Asia. Our surface protection business has strong momentum and will continue to be a very significant contributor to film’s overall growth.

In the past, we haven’t talked a lot about our specialty films business, which is primarily focused on LED technology for lighting. With annual LED market growth of more than 30%, we’re seeing strong demand for our lighting products. In response, we’ve expanded our portfolio to include reflectors as well as diffusers. Today, we serve nearly all the major players around the world in LED lighting. Volume sales now exceed 5,000 to 10,000 pieces per day to Tier 1 customers. These customers are using our highly efficient diffusers and reflectors to maximize the energy savings and improve performance. In this rapidly evolving industry, innovation is the key to market leadership, and we are actively developing leading technologies, such as light guide plates and complex diffusers.

Although specialty films represents a small piece of the revenue pie for film products in 2015, the underlying LED market is strong, we have advantaged products, and exciting plans to continue on an aggressive growth trajectory over the coming years.

So, putting it all together and looking forward, we continue to serve attractive and growing end markets. In the short term, the market conditions will remain a challenge for flexible packaging due to the global over-capacity in the industry, further exacerbated by the economic slowdown in Brazil. Demand growth will alleviate the over-capacity and pricing should improve over the next

2015 Annual Meeting of Shareholders
June-4-2015

one to two years, with flexible packaging volumes expected to strengthen in the second half of 2015. New market-leading products are driving growth in personal care, surface protection and specialty films, and sustained productivity gains will support delivery of our 2016 targets. The growth prospects are exciting for film and we are determined to deliver on them.

Now, I’ll turn it over to Brook.

Brook Hamilton: Thank you, Mary Jane, and good morning everybody. Now, let’s take a look at Tredegar’s aluminum business, known throughout our markets as Bonnell Aluminum. Our industry-leading extruding and finishing capabilities allow us to fully participate in several important end use markets for aluminum extrusions. We believe we are finally seeing signs of a solid multi-year recovery in the building and construction sector, as well as strong market trends in the other end use markets we serve. With the capabilities we acquired with AACOA and with the recent investment in new equipment designed to serve the growing automotive market, we have established a strong presence in key non-construction sectors. Also, we continue to bolster our expertise in value-added processes by maintaining our market strength as a premium paint applicator, and we have made recent investments in additional anodizing and fabrication capacities. We are excited about the opportunities that the building and construction recovery should offer and plan to fully participate in that market. That said, we have not taken our eye off our strategy to build a strong presence and to grow in other key end use markets.

We continue to see an upward trajectory of growth for the overall building and construction market with year-on-year growth rates exceeding 7% during the last two quarters. Bonnell’s market growth

2015 Annual Meeting of Shareholders
June-4-2015

in non-residential B&C has accelerated in step, and we should see 2015 growth of at least 7% over 2014. For the past several months, we have also been experiencing high demand for secondary processes such as anodized and painted finishes from our B&C customers. Although having a very full pipeline on all fronts is a good problem to have, servicing all of this demand can be a challenge. We have discovered that demand doesn’t always come in where you have capacity, and we have been working through how to best level the load over the breadth of our production facilities.

The high level of demand requires us to make adjustments in our scheduling and manpower levels at a time when the availability of skilled employees is tightening up. These pressures also force us to be even more diligent in ensuring we continue to find ways to improve productivity, control our costs, and ensure that the maintenance of our equipment is world-class. Last year, we realized that robust demand for anodized products would be ongoing, so we decided to expand our capabilities as soon as possible. Although this required us to temporarily shut down one of our lines during the first quarter of this year, the now-upgraded anodizing line is ramping up and will be fully operational by the end of the second quarter. With our enhanced capabilities in anodizing and lessons learned on how to handle heavy demand throughout our operations, we will be better positioned going forward to improve efficiencies and support strong customer demand.

Even with the strength we are seeing in building and construction, our strategy to increase our presence in other key end use markets remains on track. We are participating in the rapidly growing automotive extrusions market as automakers reduce the overall weight of vehicles and we ramp up our automotive press to support the roll-out of new automotive programs. We supply several Tier 1 suppliers with a variety of extruded shapes for a number of long-term programs, most significantly

2015 Annual Meeting of Shareholders
June-4-2015

for the Ford F150 and Jeep Cherokee, and we expect the volume to continue to ramp up through the balance of the year. We are very pleased with our commitments to date, and we continue to evaluate the location and timing of future investments, given the attractiveness of this market.

In other markets, we are supporting our specialty customers with medium strength extrusions which are used in end use applications such as industrial equipment, machinery, office furniture, and the marine and recreational markets, and we continue to see new opportunities in other end use markets where our expertise and customer focus can play a role.

Here is a snapshot of some of the key brands, platforms and customers we support.

So, to wrap up, we see continued growth in building and construction for the next several quarters and solid demand for paint and anodized finishes to serve B&C, supported by our recent capacity expansion in anodizing. Also, there are additional programs coming on stream in automotive and there are exciting new opportunities for fabrication services, rounded out by our increased capability to supply medium strength alloys to our customers. In short, we are in the midst of robust market dynamics in the various sectors we serve, and we are very bullish on the performance of Bonnell for the balance of 2015.

Thank you, and I will turn things back to Nancy Taylor, our CEO.

Nancy Taylor: So, I’ll summarize the key issues driving near term performance: challenging market conditions in Latin America, especially Brazil, which are impacting volume and pricing for our

2015 Annual Meeting of Shareholders
June-4-2015

flexible packaging films; market acceptance of our product innovation in film products; and continued productivity gains for personal care materials and surface protection films; very positive growth rates in non-residential building and construction, a continued sweet spot for Bonnell; and completion of the upgrade to our anodizing capacity that should help us improve our value-add mix in building and construction for Bonnell.

Five years ago, we embarked on a strategy focused on our manufacturing strength to pursue profitable growth as a means to reducing our customer and market concentration, and here is a quick snapshot of the progress we have made.

As you’ve heard from Mary Jane and Brook, we are leaders in attractive markets, have made key strategic investments, and Tredegar is poised for growth. Thank you, and now back to Greg.

Greg Williams: Thanks Nancy. Before we open it up for questions, we’ve got one more item of business to cover. We have a retiring Director, Don Cowles. Don, would you please stand? How come you’re not in the front row? Don - stay standing, we’re not done yet. Don has been a long-time Board member - 12 years? - and has served on a variety of committees, most recently probably a two or three-year stint as Chair of the audit committee. I have sat on that committee with Don for probably 10 years, and I can tell you if you are a shareholder, you have nothing to worry about. Don is incredibly attentive, he is thorough, his integrity could not be higher, probing questions, energy for what he does, and a lot of intellect besides. It has been a wonderful treat to have you, Don, as a Board member. I know Nancy referenced it in her shareholder letter. You will be very missed, and thank you for all of your hard work and dedication.

2015 Annual Meeting of Shareholders
June-4-2015

We do have a little gift for you, but first, we’ve made a contribution in your name to the Virginia Mentoring Partnership, which I know you have been very, very active in, and we hope that’s a small thank you. We have another thank you - fortunately it’s empty, so if you’ll come up, I’d like to hand this off to you.

Donald Cowles: Thank you very much. Wow.

Greg Williams: Thanks. Are there any questions? If not, then we will close the meeting. Thank you.